NEWS RELEASE For Immediate Release: May 31, 2022 Sterling Aligns Company Name to Reflect Leadership in Infrastructure Solutions THE WOODLANDS, TX – May 31, 2022 – Sterling Construction Company, Inc. (NasdaqGS: STRL) (“Sterling” or “the company”) announced that the company will change its name to “Sterling Infrastructure, Inc.”, which the company expects to take effect on June 1, 2022. The new name, logo and branding elements were introduced to better reflect the company’s position as an industry leader specializing in E-Infrastructure, Building and Transportation Solutions. Once primarily a highway and bridge construction company, Sterling is now an infrastructure solutions provider with a portfolio of diversified value-added services and an expanded footprint in high-growth end markets. Sterling’s growth strategy remains focused on delivering value-added, customer-centric solutions, which drives bottom-line growth to return value to our stakeholders. The successful execution of the multi-year strategy has transformed the company and delivered strong financial growth. Sterling not only strengthened its company roster with accretive acquisitions and market expansion, but also increased net income from a loss of $9.2 million in 2016 to net income of $62.6 million in 2021 and the company attained 6-year compound annual growth rates of revenue and EBITDA of 18% and 66%, respectively. The company had consistent success through the first quarter of 2022 as earnings continued to outpace expectations and the company posted record first quarter earnings. Chief Executive Officer, Joe Cutillo, noted, “We have transformed the company from a one-segment heavy highway construction business into a differentiated, three-segment, infrastructure solutions provider with a platform to further expand value-added services to our end customers. As a result, it is important our brand reflects more accurately who we are and what we do. The new name and logo, with a focus on innovation in infrastructure, is more reflective of who Sterling is today and our direction moving forward. Our mission at Sterling Infrastructure, Inc. is to build and service the infrastructure that enables our economy to run, our people to move and our country to grow. We remain committed to providing sustainable solutions and services that will ensure the betterment of our employees, communities, customers and investors.”

Sterling’s ticker symbol (NasdaqGS: STRL) and CUSIP number (859241101) for the company’s Common Stock, $0.01 par value per share (the “Common Stock”), will not change as a result of the name change. The company expects the name change to have a Nasdaq marketplace effective date of June 2, 2022 and expects its Common Stock to begin trading under the new company name on that date. About Sterling Sterling operates through a variety of subsidiaries within three segments specializing in E- Infrastructure, Building and Transportation Solutions in the United States (the “U.S.”), primarily across the Southern, Northeastern, Mid-Atlantic and the Rocky Mountain States, California and Hawaii, as well as other areas with strategic opportunities. E-Infrastructure Solutions projects develop advanced, large-scale site development systems and services for data centers, e-commerce distribution centers, warehousing, transportation, energy and more. Building Solutions projects include residential and commercial concrete foundations for single-family and multi-family homes, parking structures, elevated slabs and other concrete work. Transportation Solutions includes infrastructure and rehabilitation projects for highways, roads, bridges, airports, ports, light rail, water, wastewater and storm drainage systems. From strategy to operations, we are committed to sustainability by operating responsibly to safeguard and improve society’s quality of life. Caring for our people and our communities, our customers and our investors – that is The Sterling Way. Joe Cutillo, CEO, “We build and service the infrastructure that enables our economy to run, our people to move and our country to grow.” Important Information for Investors and Stockholders Non-GAAP Measures This press release may contain “Non-GAAP” financial measures as defined under Regulation G of the amended U.S. Securities Exchange Act of 1934. The Company reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”), but the Company believes that certain Non-GAAP financial measures provide useful supplemental information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and are useful for period-over-period comparisons of those operations. Non-GAAP measures may include adjusted net income, adjusted EPS, EBITDA and Adjusted EBITDA, in each case excluding the impacts of certain identified items. The excluded items represent items that the Company does not consider to be representative of its normal operations. The Company believes that these measures are useful for investors to review, because they provide a consistent measure of the underlying financial results of the Company’s ongoing business and, in the Company’s view, allow for a supplemental comparison against historical results and expectations for future performance. Furthermore, the Company uses each of these to measure the performance of the Company’s operations for budgeting and forecasting, as well as employee incentive compensation. However, Non-GAAP measures should not be considered as substitutes for net income, EPS, or other data prepared and reported in accordance with GAAP and should be viewed in addition to the Company’s reported results prepared in accordance with GAAP. Reconciliations of Non-GAAP financial measures to the most comparable GAAP measures are provided in the tables included within this press release. Forward-Looking Statements This press release includes certain statements that fall within the definition of “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Any such statements are subject to risks and uncertainties, including those risks identified in the Company’s filings with the Securities and Exchange Commission. Accordingly, such statements should be considered in light of these risks. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. Corporate Contact: Sterling Construction Company, Inc. Ron Ballschmiede, Chief Financial Officer (281) 214-0777 Investor Relations Contact: The Equity Group, Inc. Jeremy Hellman, CFA (212) 836-9626